Other Exhibits (a)


                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Frederick C.
Dey, Eric B. Fischman, Ruth D. Leibert and John E. Pelletier and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for each Fund listed on Schedule A attached hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ Marie E. Connolly
Marie E. Connolly, President and Treasurer



                                 SCHEDULE A

                                GROUPS IV & V


                       Dreyfus Appreciation Fund, Inc.
                General California Municipal Bond Fund, Inc.
               General California Municipal Money Market Fund
            General Government Securities Money Market Fund, Inc.
                       General Money Market Fund, Inc.
                      General Municipal Bond Fund, Inc.
                  General Municipal Money Market Fund, Inc.
                 General New York Municipal Bond Fund, Inc.
                General New York Municipal Money Market Fund
                   Premier California Municipal Bond Fund
                              Premier GNMA Fund
                          Premier Growth Fund, Inc.
                     Premier Insured Municipal Bond Fund
                         Premier Municipal Bond Fund
                    Premier New York Municipal Bond Fund
                      Premier State Municipal Bond Fund


                              POWER OF ATTORNEY


     The undersigned hereby constitute and appoint Frederick C. Dey, Eric
B. Fischman, Ruth D. Leibert and John E. Pelletier and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for each Fund listed on Schedule A attached hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Clifford L. Alexander, Jr.
Clifford L. Alexander, Jr., Board Member


/s/ Peggy C. Davis
Peggy C. Davis, Board Member


/s/Ernest Kafka
Ernest Kafka, Board Member


/s/Saul B. Klaman
Saul B. Klaman, Board Member


/s/Nathan Leventhal
Nathan Leventhal, Board Member




Dated August 30, 1994


                                 SCHEDULE A

                                GROUPS IV & V


                       Dreyfus Appreciation Fund, Inc.
                General California Municipal Bond Fund, Inc.
               General California Municipal Money Market Fund
            General Government Securities Money Market Fund, Inc.
                       General Money Market Fund, Inc.
                      General Municipal Bond Fund, Inc.
                  General Municipal Money Market Fund, Inc.
                 General New York Municipal Bond Fund, Inc.
                General New York Municipal Money Market Fund
                   Premier California Municipal Bond Fund
                              Premier GNMA Fund
                          Premier Growth Fund, Inc.
                     Premier Insured Municipal Bond Fund
                  Premier Limited Term Municipal Bond Fund
                         Premier Municipal Bond Fund
                    Premier New York Municipal Bond Fund
                      Premier State Municipal Bond Fund


                              POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Frederick C.
Dey, Eric B. Fischman, Ruth D. Leibert and John E. Pelletier and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for each Fund listed on Schedule A attached hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.






Joseph S. DiMartino, Board Member






Dated January 18, 1995


                                 SCHEDULE A

                                GROUPS IV & V


                       Dreyfus Appreciation Fund, Inc.
                General California Municipal Bond Fund, Inc.
               General California Municipal Money Market Fund
            General Government Securities Money Market Fund, Inc.
                       General Money Market Fund, Inc.
                      General Municipal Bond Fund, Inc.
                  General Municipal Money Market Fund, Inc.
                 General New York Municipal Bond Fund, Inc.
                General New York Municipal Money Market Fund
                   Premier California Municipal Bond Fund
                              Premier GNMA Fund
                          Premier Growth Fund, Inc.
                     Premier Insured Municipal Bond Fund
                  Premier Limited Term Municipal Bond Fund
                         Premier Municipal Bond Fund
                    Premier New York Municipal Bond Fund
                      Premier State Municipal Bond Fund